Exhibit 99.1

125 E. JOHN CARPENTER FREEWAY, SUITE 1600 IRVING, TX 75062 PH: 972-444-4900 WWW.FELCOR.COM NYSE: FCH
For Immediate Release:
FELCOR REPORTS FOURTH QUARTER 2016 EARNINGS

IRVING, Texas, February 23, 2017 - FelCor Lodging Trust Incorporated (NYSE: FCH) today reported results for the fourth quarter ended December 31, 2016.
Fourth Quarter Highlights

•	Same-store RevPAR decreased 2.0% compared to the same period in 2015.

•	Net loss attributable to FelCor common stockholders was $6.2 million ($0.04 per share) versus $10.4 million ($0.07 per share) for the same period in 2015.

•	Adjusted FFO per share increased 13.3% to $0.17 from the same period in 2015.

•	Adjusted EBITDA increased $1.4 million to $51.4 million from the same period in 2015.

“On behalf of the entire team, we are very pleased to extend a warm welcome to Steve Goldman, who will join us next week as FelCor’s new CEO. Steve is a terrific industry leader who brings to FelCor extensive experience in all aspects of hotel operations, acquisitions and divestitures, finance and development that will add measurably to our prospects for future success. We are looking forward to working with him as we continue to build value for stockholders,” said Troy A. Pentecost, FelCor’s President, Interim Senior Executive Officer and Chief Operating Officer.

Mr. Pentecost continued, “We had a productive quarter on several fronts. Despite a decline in revenues, we beat our Adjusted FFO and Adjusted EBITDA expectations for the fourth quarter. We also successfully completed negotiations with Hilton with respect to new management agreements for 18 of our properties. The new management agreements shift a substantial portion of fees from fixed base fees to variable incentive fees, which are payable only after achieving a base return on our invested capital. This new fee structure better aligns Hilton’s interest with our economic interest. We also negotiated comprehensive, long-term renovation plans at the affected hotels that allow us to deploy our capital more efficiently. We are excited to extend our strong relationship with Hilton, and we are confident the new agreements will help us achieve meaningful returns on these assets.”

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Fourth Quarter Hotel Results

	Fourth Quarter
	2016	2015	Change
Same-store hotels (37)
RevPAR	$135.04	$137.86	(2.0)%
Total hotel revenue, in millions	$182.1	$186.5	(2.4)%
Hotel EBITDA, in millions	$52.2	$54.0	(3.3)%
Hotel EBITDA margin	28.7%	28.9%	(27) bps

RevPAR for our 37 same-store hotels decreased 2.0% (to $135.04) from the same period in 2015. The change reflects a 1.2% increase in average daily rate, or ADR, (to $184.46) and a 3.2% decline in occupancy (to 73.2%). We continued to face headwinds during the fourth quarter that negatively impacted revenues. Hurricane Matthew, which struck the East Coast in early October, resulted in the mandatory evacuation of four of our hotels and five condominium towers. In addition, we continued to experience weak supply and demand fundamentals in certain markets (mainly Miami, Houston, New York and San Francisco), which account for approximately 30% of our available room nights. Despite weakness in certain markets, we continued focusing our revenue management efforts on rate growth versus occupancy.
Wyndham Worldwide Corporation has guaranteed minimum annual NOI for eight of our hotels over the 10-year term of their management agreements. Hotel EBITDA for the three months ended December 31, 2016 includes $2.0 million in fee reductions related to the Wyndham guaranty compared to $180,000 during the same period last year.
See pages 12-13 and 18-23 for more detailed operating data.
Fourth Quarter Operating Results

	Fourth Quarter
$ in millions, except for per share information	2016	2015	Change
Net loss attributable to FelCor common stockholders	$(6.2)	$(10.4)	41.1%
Net loss per share	$(0.04)	$(0.07)	$0.03
Same-store Adjusted EBITDA	$47.4	$49.3	(3.9)%
Adjusted EBITDA	$51.4	$50.0	2.7%
Adjusted FFO per share	$0.17	$0.15	$0.02

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Full Year Operating Results
Net loss attributable to common stockholders was $21.6 million ($0.16 per share) in 2016, compared to $45.1 million ($0.33 per share) for the same period in 2015. Net loss in 2016 includes impairment charges of $26.5 million attributable to two hotels (one of which was sold in 2016) and a $6.9 million charge for severance costs. These charges are partially offset by a $3.2 million net gain on hotel sales (including a $3.1 million loss in discontinued operations). Net loss in 2015 included $30.9 million in debt extinguishment charges, a $20.9 million impairment charge for a property subsequently sold in 2016 and a $3.7 million charge for severance costs, partially offset by a $20.1 million net gain on the sale of consolidated hotels (including $658,000 in discontinued operations) and a $7.1 million gain on the sale of a hotel owned by an unconsolidated joint venture.
RevPAR for our 37 same-store hotels increased 0.9% (to $150.11) from the same period in 2015. The change reflects a 1.8% increase in ADR (to $191.14) and a 0.9% decline in occupancy (to 78.5%). Hotel EBITDA for our 37 same-store hotels increased by 0.6% to $238.8 million, and Hotel EBITDA margin was 30.6%, a 16 basis point decrease. Hotel EBITDA for the year ended December 31, 2016 includes $5.3 million in fee reductions related to the Wyndham guaranty compared to $1.4 million during the same period last year.
EBITDA, Adjusted EBITDA, Same-store Adjusted EBITDA, Hotel EBITDA, Hotel EBITDA margin, FFO, Adjusted FFO and Adjusted FFO per share are all non-GAAP financial measures. See our discussion of “Non-GAAP Financial Measures” beginning on page 14 for a reconciliation of each of these measures to the most comparable GAAP financial measure and for information regarding the use, limitations and importance of these non-GAAP financial measures.
Balance Sheet
As of December 31, 2016, we had $1.3 billion of consolidated debt with a 5.4% weighted-average interest rate and a six-year weighted-average maturity. We had $47.3 million of cash and cash equivalents on hand and $19.5 million of restricted cash. We reduced our consolidated debt by $74 million and our leverage ratio from 6.0x at December 31, 2015 to 5.6x at December 31, 2016. In 2016, Moody’s upgraded our corporate credit rating to B2, which reflects continued progress with respect to strengthening our balance sheet and improving our credit metrics.
Asset Sales
In 2016, we sold the Renaissance Esmeralda Indian Wells Resort and the Holiday Inn Nashville Airport for $108.0 million total gross proceeds. We used proceeds from these sales to repay our line of credit. We continue to market our three New York hotels.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Stock Repurchase Program
In 2015, our Board approved a $100 million stock repurchase program, which we began implementing in December 2015. To date, we have purchased 6.6 million shares for $44.8 million (at an average price of $6.78 per share).
Common Dividend
We declared a fourth quarter $0.06 per share common stock dividend, which we paid at the end of January. Our Board of Directors will determine future quarterly common stock dividends based on funds available for distribution, reinvestment opportunities within our portfolio and taxable income, among other things.
Capital Expenditures
In 2016, we renovated two hotels (Embassy Suites - Dallas Love Field and Embassy Suites - Orlando International Drive South/Convention Center) and began redeveloping two resort properties (The Vinoy Renaissance St. Petersburg Resort & Golf Club and Embassy Suites Myrtle Beach-Oceanfront Resort), which included the construction of significant improvements to our resort amenities. We expect these renovations and redevelopments will enhance the quality of our portfolio and offer attractive returns. We spent $74.6 million on renovations and redevelopments at our hotels during 2016. We continue to underwrite and evaluate future renovations and redevelopments.
Outlook
Our outlook assumes the Morgans sale is completed during the second quarter of 2017 and Royalton and The Knickerbocker are sold during the fourth quarter of 2017 for the low-end of guidance. We are assuming no sales for the high-end of guidance. Our outlook assumes Hotel EBITDA for the Wyndham hotels equals the amount guaranteed by Wyndham for 2017, which corresponds to approximately 25% of our Adjusted EBITDA.
For 2017, we expect:

•	Net income attributable to FelCor will be $33.9 - 40.4 million;

•	RevPAR for same-store hotels will increase 0.5 - 2.5%;

•	Adjusted EBITDA with asset sales will be $224.0 - 236.0 million;

•	Adjusted FFO per share will be $0.83 - 0.90; and

•	Interest expense, including our pro rata share from joint ventures, will be $76.3 - 78.5 million.

	Low	High
2017 Adjusted EBITDA (38 hotels)	$229.0	$236.0
2017 EBITDA lost from hotels to be sold(a)	(5.0)	—
2017 Adjusted EBITDA with asset sales	$224.0	$236.0

(a)	Adjusted EBITDA for the three New York hotels currently being marketed from the respective sale dates to December 31, 2017.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

About FelCor
FelCor Lodging Trust Incorporated, a real estate investment trust, owns a diversified portfolio of primarily upper-upscale and luxury hotels that are located in major markets and resort locations throughout the U.S.  FelCor partners with top hotel companies that operate its properties under globally renowned names and as premier independent hotels. Additional information can be found on the Company’s website at www.felcor.com.
We invite you to listen to our fourth quarter earnings conference call on Thursday, February 23, 2017 at 11:00 a.m. (Central Time). We will simultaneously webcast the conference call on our website at www.felcor.com. Interested investors and other parties who wish to access the call can go to FelCor’s website and click on the webcast link on the “Investors” page. The conference call replay will also be archived on the Company’s website.
With the exception of historical information, the matters discussed in this news release include “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those anticipated at the time the forward-looking statements are made. Current economic circumstances or an economic slowdown and the impact on the lodging industry, operating risks associated with the hotel business, relationships with our property managers, risks associated with our level of indebtedness and our ability to meet debt covenants in our debt agreements, our ability to complete acquisitions, dispositions and debt refinancing, the availability of capital, the impact on the travel industry from security precautions, our ability to continue to qualify as a Real Estate Investment Trust for federal income tax purposes and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially. We undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.
Contact:
Abi Salami, Manager, Investor Relations
(972) 444-4967  asalami@felcor.com

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

SUPPLEMENTAL INFORMATION

INTRODUCTION

The following information is presented in order to help our investors understand FelCor’s financial position as of and for the three months and year ended December 31, 2016.

(a)
We have prepared our consolidated statements of operations and balance sheets without an audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with GAAP have been omitted. Our consolidated statements of operations and balance sheets should be read in conjunction with the audited consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended		Year Ended December 31,
	December 31,		December 31,
	2016	2015	2016	2015
Revenues:
Hotel operating revenue:
Room	$147,077	$151,526	$661,640	$673,276
Food and beverage	37,738	42,166	155,227	158,531
Other operating departments	10,613	11,871	45,951	46,564
Other revenue	495	741	4,136	7,883
Total revenues	195,923	206,304	866,954	886,254
Expenses:
Hotel departmental expenses:
Room	40,404	40,833	171,883	172,252
Food and beverage	27,272	31,953	119,047	123,384
Other operating departments	3,478	4,153	15,120	17,505
Other property-related costs	47,732	52,967	212,180	223,546
Management and franchise fees	7,162	8,147	32,935	35,572
Taxes, insurance and lease expense	13,729	15,274	57,317	59,207
Corporate expenses	6,346	7,508	27,037	27,283
Depreciation and amortization	27,414	28,942	114,054	114,452
Impairment	—	—	26,459	20,861
Other expenses	2,189	1,033	12,740	12,479
Total operating expenses	175,726	190,810	788,772	806,541
Operating income	20,197	15,494	78,182	79,713
Interest expense, net	(19,127)	(19,757)	(78,182)	(79,118)
Debt extinguishment	—	—	—	(30,909)
Other gains, net	242	—	342	166
Income (loss) before equity in income (loss) from unconsolidated entities	1,312	(4,263)	342	(30,148)
Equity in income (loss) from unconsolidated entities	147	(150)	1,533	7,833
Income (loss) from continuing operations before income tax	1,459	(4,413)	1,875	(22,315)
Income tax	(729)	147	(873)	(1,245)
Income (loss) from continuing operations	730	(4,266)	1,002	(23,560)
Income (loss) from discontinued operations	—	250	(3,131)	669
Income (loss) before gain (loss) on sale of hotels	730	(4,016)	(2,129)	(22,891)
Gain (loss) on sale of hotels, net	(332)	(65)	6,322	19,426
Net income (loss)	398	(4,081)	4,193	(3,465)
Net loss (income) attributable to noncontrolling interests in other partnerships	72	248	673	(4,157)
Net loss attributable to redeemable noncontrolling interests in FelCor LP	26	44	93	194
Preferred distributions - consolidated joint venture	(368)	(367)	(1,461)	(1,437)
Net income (loss) attributable to FelCor	128	(4,156)	3,498	(8,865)
Preferred dividends	(6,278)	(6,278)	(25,115)	(30,138)
Redemption of preferred stock	—	—	—	(6,096)
Net loss attributable to FelCor common stockholders	$(6,150)	$(10,434)	$(21,617)	$(45,099)
Basic and diluted per common share data:
Loss from continuing operations	$(0.04)	$(0.07)	$(0.13)	$(0.33)
Net loss	$(0.04)	$(0.07)	$(0.16)	$(0.33)
Basic and diluted weighted average common shares outstanding	137,244	142,823	138,128	137,730

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Consolidated Balance Sheets
(in thousands, except par values)

	December 31,	December 31,
	2016	2015
Assets
Investment in hotels, net of accumulated depreciation of $932,886 and $899,575 at December 31, 2016 and 2015, respectively	$1,566,823	$1,729,531
Investment in unconsolidated entities	8,312	9,575
Cash and cash equivalents	47,317	59,786
Restricted cash	19,491	17,702
Accounts receivable, net of allowance for doubtful accounts of $177 and $204 at December 31, 2016 and 2015, respectively	42,080	28,136
Deferred expenses, net of accumulated amortization of $2,959 and $1,086 at December 31, 2016 and 2015, respectively	4,527	6,390
Other assets	18,542	14,792
Total assets	$1,707,092	$1,865,912
Liabilities and Equity
Debt, net of unamortized debt issuance costs of $15,967 and $18,065 at December 31, 2016 and 2015, respectively	$1,338,326	$1,409,889
Distributions payable	14,858	15,140
Accrued expenses and other liabilities	116,437	125,274
Total liabilities	1,469,621	1,550,303
Commitments and contingencies
Redeemable noncontrolling interests in FelCor LP, 610 and 611 units issued and outstanding at December 31, 2016 and 2015, respectively	4,888	4,464
Equity:
Preferred stock, $0.01 par value, 20,000 shares authorized:
Series A Cumulative Convertible Preferred Stock, 12,879 shares, liquidation value of $321,987, issued and outstanding at December 31, 2016 and 2015	309,337	309,337
Common stock, $0.01 par value, 200,000 shares authorized; 137,990 and 141,808 shares issued and outstanding at December 31, 2016 and 2015 respectively	1,380	1,418
Additional paid-in capital	2,576,988	2,567,515
Accumulated deficit	(2,706,408)	(2,618,117)
Total FelCor stockholders’ equity	181,297	260,153
Noncontrolling interests in other partnerships	7,503	7,806
Preferred equity in consolidated joint venture, liquidation value of $44,667 and $43,954 at December 31, 2016 and 2015, respectively	43,783	43,186
Total equity	232,583	311,145
Total liabilities and equity	$1,707,092	$1,865,912

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Consolidated Debt Summary
(dollars in thousands)

	Encumbered Hotels	Interest Rate (%)	Maturity Date	December 31, 2016	December 31, 2015
Senior unsecured notes	—	6.00	June 2025	$475,000	$475,000
Senior secured notes	9	5.625	March 2023	525,000	525,000
Mortgage debt(a)	4	4.95	October 2022	120,109	122,237
Mortgage debt	1	4.94	October 2022	30,184	30,717
Line of credit(b)	7	LIBOR + 2.75	June 2019	119,000	190,000
Mortgage debt(c)	1	LIBOR + 3.00	November 2017	85,000	85,000
Total	22			$1,354,293	$1,427,954
Unamortized debt issuance costs				(15,967)	(18,065)
Debt, net of unamortized debt issuance costs				$1,338,326	$1,409,889

(a)	This debt is comprised of separate non-cross-collateralized loans, each secured by a mortgage encumbering a separate hotel.

(b)	Our line of credit can be extended for one year, subject to satisfying certain conditions. We may borrow up to $400 million under our line of credit.

(c)	This loan can be extended for one year, subject to satisfying certain conditions.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Schedule of Encumbered Hotels
(dollars in millions)

Consolidated
Debt	December 31, 2016	Encumbered Hotels
Senior secured notes	$525
Atlanta Buckhead - ES, Boston Marlboro - ES, Burlington - SH, Dallas Love Field - ES, Milpitas - ES, Myrtle Beach Resort - HIL, Orlando South - ES, Philadelphia Society Hill - SH and SF South San Francisco - ES

Mortgage debt	$27	Napa Valley - ES
Mortgage debt	$34	Ft. Lauderdale - ES
Mortgage debt	$23	Birmingham - ES
Mortgage debt	$37	Minneapolis Airport - ES
Mortgage debt	$30	Deerfield Beach - ES
Line of credit	$119	Austin - DTG, Boston Copley - FM, Charleston Mills House - WYN, LA LAX S - ES, Santa Monica at the Pier - WYN, SF Union Square - MAR and St. Petersburg Vinoy - REN
Mortgage debt	$85	The Knickerbocker

Capital Expenditures
(dollars in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Improvements and additions to majority-owned hotels	$22,937	$12,458	$74,264	$48,436
Partners’ pro rata share of additions to consolidated joint venture hotels	(16)	(17)	(349)	(47)
Pro rata share of additions to unconsolidated hotels	46	1,231	656	3,791
Total additions to hotels(a)	$22,967	$13,672	$74,571	$52,180

(a)	Includes capitalized interest, property taxes, property insurance, ground leases and certain employee costs.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Total Enterprise Value
(in thousands, except per share data)

	December 31,	December 31,
	2016	2015
Common shares outstanding	137,990	141,808
Units outstanding	610	611
Combined shares and units outstanding	138,600	142,419
Common stock price	$8.01	$7.30
Market capitalization	$1,110,186	$1,039,659
Series A preferred stock(a)	321,987	321,987
Preferred equity - Knickerbocker joint venture, net	41,594	41,027
Consolidated debt (b)	1,354,293	1,427,954
Noncontrolling interests of consolidated debt	(4,250)	(4,250)
Pro rata share of unconsolidated debt	11,167	11,433
Cash, cash equivalents and restricted cash	(66,808)	(77,488)
Total enterprise value (TEV)	$2,768,169	$2,760,322

(a)	Based on liquidation value.

(b)	Excludes unamortized debt issuance costs.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Hotel Operating Statistics

	Occupancy (%)			ADR ($)			RevPAR ($)
	Three Months Ended December 31,			Three Months Ended December 31,			Three Months Ended December 31,
Same-store Hotels	2016	2015	%Change	2016	2015	%Change	2016	2015	%Change
Embassy Suites Atlanta-Buckhead	70.5	77.9	(9.5)	154.32	141.29	9.2	108.82	110.09	(1.2)
DoubleTree Suites by Hilton Austin	76.0	77.3	(1.8)	231.93	225.85	2.7	176.21	174.67	0.9
Embassy Suites Birmingham	74.5	77.6	(4.0)	139.01	134.05	3.7	103.51	103.96	(0.4)
The Fairmont Copley Plaza, Boston	70.1	69.4	1.0	331.98	337.29	(1.6)	232.59	234.04	(0.6)
Wyndham Boston Beacon Hill	78.6	71.3	10.1	215.02	225.58	(4.7)	168.94	160.94	5.0
Embassy Suites Boston-Marlborough	58.8	69.6	(15.5)	167.47	172.41	(2.9)	98.50	119.98	(17.9)
Sheraton Burlington Hotel & Conference Center	73.6	79.1	(7.0)	112.93	108.59	4.0	83.07	85.91	(3.3)
The Mills House Wyndham Grand Hotel, Charleston	72.0	74.6	(3.5)	224.41	214.07	4.8	161.61	159.70	1.2
Embassy Suites Dallas-Love Field(1)	64.0	79.3	(19.3)	144.61	136.25	6.1	92.61	108.10	(14.3)
Embassy Suites Deerfield Beach-Resort & Spa	68.4	77.7	(12.0)	185.31	187.41	(1.1)	126.74	145.67	(13.0)
Embassy Suites Fort Lauderdale 17th Street	81.8	84.0	(2.6)	169.65	164.25	3.3	138.78	137.97	0.6
Wyndham Houston-Medical Center Hotel & Suites	67.4	80.9	(16.7)	135.82	146.83	(7.5)	91.51	118.81	(23.0)
Embassy Suites Los Angeles-International Airport/South	81.2	77.5	4.8	157.94	150.68	4.8	128.24	116.71	9.9
Embassy Suites Mandalay Beach-Hotel & Resort	74.2	70.9	4.6	191.22	186.04	2.8	141.88	131.98	7.5
Embassy Suites Miami-International Airport	79.6	85.7	(7.1)	138.50	151.60	(8.6)	110.30	129.90	(15.1)
Embassy Suites Milpitas-Silicon Valley	76.7	79.1	(3.0)	193.58	191.93	0.9	148.54	151.76	(2.1)
Embassy Suites Minneapolis-Airport	70.1	74.5	(5.9)	151.08	144.55	4.5	105.92	107.72	(1.7)
Embassy Suites Myrtle Beach-Oceanfront Resort	58.3	66.1	(11.8)	121.03	116.71	3.7	70.57	77.16	(8.5)
Hilton Myrtle Beach Resort	39.7	44.7	(11.2)	102.64	99.74	2.9	40.73	44.56	(8.6)
Embassy Suites Napa Valley	74.8	84.6	(11.5)	247.93	224.13	10.6	185.50	189.52	(2.1)
Wyndham New Orleans-French Quarter	71.3	74.0	(3.6)	145.30	147.77	(1.7)	103.65	109.34	(5.2)
Morgans New York	89.6	86.2	4.0	290.10	318.76	(9.0)	259.89	274.63	(5.4)
Royalton New York	87.3	89.7	(2.7)	323.35	343.46	(5.9)	282.22	308.22	(8.4)
Embassy Suites Orlando-International Drive South/Convention Center(1)	61.1	81.6	(25.2)	149.54	141.86	5.4	91.33	115.80	(21.1)
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	84.9	90.7	(6.3)	144.38	146.75	(1.6)	122.59	133.04	(7.9)
Wyndham Philadelphia Historic District	73.0	63.2	15.5	144.17	162.07	(11.0)	105.26	102.41	2.8
Sheraton Philadelphia Society Hill Hotel	68.1	69.3	(1.7)	176.41	177.81	(0.8)	120.12	123.18	(2.5)
Embassy Suites Phoenix-Biltmore	61.3	67.5	(9.2)	170.84	176.23	(3.1)	104.73	118.92	(11.9)
Wyndham Pittsburgh University Center	64.5	62.8	2.7	144.88	144.02	0.6	93.39	90.40	3.3
Wyndham San Diego Bayside	71.0	70.3	1.1	151.87	141.20	7.6	107.88	99.20	8.7
Embassy Suites San Francisco Airport-South San Francisco	87.7	86.0	2.0	190.79	193.41	(1.4)	167.39	166.35	0.6
Embassy Suites San Francisco Airport-Waterfront	89.2	85.3	4.6	198.05	196.16	1.0	176.64	167.25	5.6
Holiday Inn San Francisco-Fisherman’s Wharf	81.5	82.0	(0.7)	194.51	191.05	1.8	158.52	156.72	1.1
San Francisco Marriott Union Square	85.0	83.1	2.3	278.46	282.69	(1.5)	236.75	234.97	0.8
Wyndham Santa Monica At the Pier	78.3	75.0	4.4	262.90	237.38	10.7	205.85	178.05	15.6
Embassy Suites Secaucus-Meadowlands	75.2	75.0	0.3	175.56	183.96	(4.6)	132.05	138.02	(4.3)
The Vinoy Renaissance St. Petersburg Resort & Golf Club	74.8	77.4	(3.4)	210.29	201.45	4.4	157.26	155.89	0.9
Same-store Hotels	73.2	75.7	(3.2)	184.46	182.20	1.2	135.04	137.86	(2.0)
(1) Hotel under renovation in 2016.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Hotel Operating Statistics

	Occupancy (%)			ADR ($)			RevPAR ($)
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
Same-store Hotels	2016	2015	%Change	2016	2015	%Change	2016	2015	%Change
Embassy Suites Atlanta-Buckhead	77.3	79.5	(2.7)	156.50	147.51	6.1	121.04	117.30	3.2
DoubleTree Suites by Hilton Austin	81.3	81.8	(0.6)	221.70	221.63	—	180.33	181.35	(0.6)
Embassy Suites Birmingham	77.9	79.0	(1.3)	137.76	134.07	2.7	107.35	105.86	1.4
The Fairmont Copley Plaza, Boston	76.0	75.5	0.5	325.88	326.70	(0.3)	247.52	246.81	0.3
Wyndham Boston Beacon Hill	79.0	79.2	(0.2)	228.49	234.42	(2.5)	180.61	185.60	(2.7)
Embassy Suites Boston-Marlborough	68.6	74.9	(8.5)	171.81	171.10	0.4	117.81	128.20	(8.1)
Sheraton Burlington Hotel & Conference Center	74.4	75.2	(1.1)	119.86	116.52	2.9	89.14	87.64	1.7
The Mills House Wyndham Grand Hotel, Charleston	81.6	81.1	0.6	228.13	222.42	2.6	186.26	180.45	3.2
Embassy Suites Dallas-Love Field(1)	73.6	87.9	(16.2)	142.57	132.52	7.6	104.91	116.42	(9.9)
Embassy Suites Deerfield Beach-Resort & Spa	76.9	80.2	(4.2)	199.23	200.97	(0.9)	153.13	161.22	(5.0)
Embassy Suites Fort Lauderdale 17th Street	83.6	84.8	(1.4)	174.15	165.76	5.1	145.59	140.55	3.6
Wyndham Houston-Medical Center Hotel & Suites	76.4	81.5	(6.2)	145.35	150.80	(3.6)	111.07	122.87	(9.6)
Embassy Suites Los Angeles-International Airport/South	86.2	81.3	6.0	169.72	159.93	6.1	146.27	129.98	12.5
Embassy Suites Mandalay Beach-Hotel & Resort	80.5	78.0	3.2	227.22	212.81	6.8	182.82	165.97	10.1
Embassy Suites Miami-International Airport	85.0	88.3	(3.8)	146.80	151.72	(3.2)	124.76	133.98	(6.9)
Embassy Suites Milpitas-Silicon Valley	81.5	82.4	(1.1)	201.81	195.17	3.4	164.57	160.88	2.3
Embassy Suites Minneapolis-Airport	75.4	77.1	(2.3)	156.54	150.93	3.7	117.95	116.38	1.4
Embassy Suites Myrtle Beach-Oceanfront Resort	74.2	74.4	(0.2)	176.68	172.30	2.5	131.18	128.12	2.4
Hilton Myrtle Beach Resort	61.6	64.1	(4.0)	146.09	140.45	4.0	89.95	90.09	(0.2)
Embassy Suites Napa Valley	80.9	83.8	(3.4)	242.71	232.95	4.2	196.36	195.12	0.6
Wyndham New Orleans-French Quarter	72.2	68.9	4.9	146.18	150.70	(3.0)	105.60	103.77	1.8
Morgans New York	84.9	82.4	3.1	265.31	282.65	(6.1)	225.28	232.79	(3.2)
Royalton New York	83.9	86.7	(3.2)	291.17	303.39	(4.0)	244.42	263.02	(7.1)
Embassy Suites Orlando-International Drive South/Convention Center(1)	70.0	83.9	(16.5)	148.73	146.67	1.4	104.15	122.99	(15.3)
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	88.2	89.4	(1.3)	141.13	139.63	1.1	124.54	124.89	(0.3)
Wyndham Philadelphia Historic District	74.4	64.3	15.7	153.83	160.43	(4.1)	114.49	103.22	10.9
Sheraton Philadelphia Society Hill Hotel	71.0	69.0	2.8	181.94	174.72	4.1	129.09	120.54	7.1
Embassy Suites Phoenix-Biltmore	68.0	71.4	(4.8)	180.19	175.83	2.5	122.60	125.60	(2.4)
Wyndham Pittsburgh University Center	69.1	71.1	(2.8)	145.80	145.55	0.2	100.76	103.53	(2.7)
Wyndham San Diego Bayside	78.1	78.1	—	151.72	147.63	2.8	118.47	115.33	2.7
Embassy Suites San Francisco Airport-South San Francisco	88.3	88.4	(0.1)	203.47	200.69	1.4	179.70	177.46	1.3
Embassy Suites San Francisco Airport-Waterfront	89.7	86.4	3.8	208.23	207.60	0.3	186.75	179.35	4.1
Holiday Inn San Francisco-Fisherman’s Wharf	86.5	86.2	0.3	210.92	208.90	1.0	182.47	180.10	1.3
San Francisco Marriott Union Square	89.3	86.8	2.9	294.41	288.45	2.1	263.03	250.49	5.0
Wyndham Santa Monica at the Pier	86.1	83.9	2.7	278.40	255.40	9.0	239.83	214.26	11.9
Embassy Suites Secaucus-Meadowlands	72.7	76.0	(4.3)	179.80	184.97	(2.8)	130.75	140.57	(7.0)
The Vinoy Renaissance St. Petersburg Resort & Golf Club	80.7	81.9	(1.4)	219.22	210.49	4.1	177.00	172.39	2.7
Same-store Hotels	78.5	79.3	(0.9)	191.14	187.74	1.8	150.11	148.81	0.9
(1) Hotel under renovation in 2016.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Historical Quarterly Operating Statistics

	Occupancy (%)
	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Same-store hotels(a)	75.7	76.4	82.8	81.8	73.2

	ADR ($)
	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Same-store hotels(a)	182.20	188.04	195.79	195.33	184.46

	RevPAR ($)
	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Same-store hotels(a)	137.86	143.65	162.03	159.78	135.04

(a)	Includes 37 consolidated hotels and excludes The Knickerbocker, which opened in February 2015.

Non-GAAP Financial Measures
We refer in this release to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-store Adjusted EBITDA, Hotel EBITDA and Hotel EBITDA margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and the limitations of such measures.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO
(in thousands, except per share data)

	Three Months Ended December 31,
	2016			2015
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income (loss)	$398			$(4,081)
Noncontrolling interests	98			292
Preferred dividends	(6,278)			(6,278)
Preferred distributions - consolidated joint venture	(368)			(367)
Net loss attributable to FelCor common stockholders	(6,150)			(10,434)
Less: Dividends declared on unvested restricted stock	(21)			(16)
Basic and diluted earnings per share data	(6,171)	137,244	$(0.04)	(10,450)	142,823	$(0.07)
Depreciation and amortization	27,414	—	0.20	28,942	—	0.20
Depreciation, unconsolidated entities and other partnerships	453	—	—	480	—	—
Gain on sale of hotel in unconsolidated entity	—	—	—	(14)	—	—
Loss (gain) on sale of hotels, net of noncontrolling interests in other partnerships	332	—	—	(165)	—	—
Other gains	(242)	—	—	—	—	—
Noncontrolling interests in FelCor LP	(26)	610	—	(44)	611	—
Dividends declared on unvested restricted stock	21	27	—	16	10	—
Conversion of unvested restricted stock units	—	305	—	—	603	—
FFO*	21,781	138,186	0.16	18,765	144,047	0.13
Hurricane loss	688	—	—	—	—	—
Hurricane loss, unconsolidated entities	45	—	—	—	—	—
Severance costs	723	—	0.01	43	—	—
Lease adjustment	—	—	—	1,628	—	0.01
Abandoned projects	—	—	—	320	—	—
Variable stock compensation	83	—	—	959	—	0.01
Litigation settlement	3	—	—	—	—	—
Pre-opening costs, net of noncontrolling interests	156	—	—	110	—	—
Adjusted FFO*	$23,479	138,186	$0.17	$21,825	144,047	$0.15

* FFO and Adjusted FFO are attributable to FelCor common stockholders and FelCor LP common unitholders other than FelCor.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO
(in thousands, except per share data)

	Year Ended December 31,
	2016			2015
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income (loss)	$4,193			$(3,465)
Noncontrolling interests	766			(3,963)
Preferred distributions - consolidated joint venture	(1,461)			(1,437)
Redemption of preferred stock	—			(6,096)
Preferred dividends	(25,115)			(30,138)
Net loss attributable to FelCor common stockholders	(21,617)			(45,099)
Less: Dividends declared on unvested restricted stock	(129)			(56)
Basic and diluted earnings per share data	(21,746)	138,128	$(0.16)	(45,155)	137,730	$(0.33)
Depreciation and amortization	114,054	—	0.83	114,452	—	0.83
Depreciation, unconsolidated entities and other partnerships	1,844	—	0.01	2,211	—	0.02
Other gains	(342)	—	—	(100)	—	—
Impairment	26,459	—	0.19	20,861	—	0.15
Gain on sale of hotel in unconsolidated entity	—	—	—	(7,126)	—	(0.05)
Gain on sale of hotels, net of noncontrolling interests in other partnerships	(3,191)	—	(0.03)	(15,096)	—	(0.12)
Noncontrolling interests in FelCor LP	(93)	611	—	(194)	611	—
Dividends declared on unvested restricted stock	129	—	—	56	4	—
Conversion of unvested restricted stock units	—	155	—	—	488	—
FFO*	117,114	138,894	0.84	69,909	138,833	0.50
Hurricane loss	740	—	0.01	—	—	—
Hurricane loss, unconsolidated entities	45	—	—	—	—	—
Debt extinguishment	—	—	—	30,909	—	0.22
Debt extinguishment, unconsolidated entities	—	—	—	330	—	—
Severance costs	6,874	—	0.06	3,667	—	0.03
Lease adjustment	—	—	—	1,628	—	0.01
Abandoned projects	620	—	—	320	—	—
Variable stock compensation	450	—	—	798	—	0.01
Redemption of preferred stock	—	—	—	6,096	—	0.05
Contract dispute recovery	—	—	—	(3,717)	—	(0.03)
Litigation settlement	856	—	0.01	—	—	—
Pre-opening costs, net of noncontrolling interests	527	—	—	5,235	—	0.04
Adjusted FFO*	$127,226	138,894	$0.92	$115,175	138,833	$0.83

* FFO and Adjusted FFO are attributable to FelCor common stockholders and FelCor LP common unitholders other than FelCor.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Same-store Adjusted EBITDA
(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Net income (loss)	$398	$(4,081)	$4,193	$(3,465)
Depreciation and amortization	27,414	28,942	114,054	114,452
Depreciation, unconsolidated entities and other partnerships	453	480	1,844	2,211
Interest expense	19,143	19,764	78,244	79,142
Interest expense, unconsolidated entities and other partnerships	86	82	366	521
Income tax	729	(147)	873	1,245
Noncontrolling interests in preferred distributions, consolidated joint venture	(18)	(71)	(73)	(71)
Noncontrolling interests in other partnerships	72	248	673	(4,157)
EBITDA*	48,277	45,217	200,174	189,878
Impairment	—	—	26,459	20,861
Hurricane loss	688	—	740	—
Hurricane loss, unconsolidated entities	45	—	45	—
Debt extinguishment	—	—	—	30,909
Debt extinguishment, unconsolidated entities	—	—	—	330
Gain on sale of hotel in unconsolidated entity	—	(14)	—	(7,126)
Loss (gain) on sale of hotels, net of noncontrolling interests in other partnerships	332	(165)	(3,191)	(15,096)
Other gains	(242)	—	(342)	(100)
Amortization of fixed stock and directors’ compensation	1,300	1,907	6,638	7,121
Severance costs	723	43	6,874	3,667
Lease adjustment	—	1,628	—	1,628
Abandoned projects	—	320	620	320
Variable stock compensation	83	959	450	798
Contract dispute recovery	—	—	—	(3,717)
Litigation settlement	3	—	856	—
Pre-opening costs, net of noncontrolling interests	156	110	527	5,235
Adjusted EBITDA*	51,365	50,005	239,850	234,708
Adjusted EBITDA from hotels disposed and recently opened	(3,988)	(729)	(18,077)	(15,193)
Same-store Adjusted EBITDA*	$47,377	$49,276	$221,773	$219,515

* EBITDA, Adjusted EBITDA and Same-store Adjusted EBITDA are attributable to FelCor common stockholders and FelCor LP unitholders other than FelCor.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Hotel EBITDA and Hotel EBITDA Margin
(dollars in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Same-store operating revenue:
Room	$136,649	$139,498	$604,280	$597,423
Food and beverage	34,906	35,876	132,433	131,874
Other operating departments	10,548	11,162	43,818	42,806
Same-store operating revenue	182,103	186,536	780,531	772,103

Same-store operating expense:
Room	36,650	37,062	154,562	150,966
Food and beverage	25,229	25,816	100,111	99,363
Other operating departments	3,458	3,786	14,309	15,552
Other property related costs	45,258	46,459	190,591	189,869
Management and franchise fees	6,754	7,475	30,362	31,155
Taxes, insurance and lease expense	12,545	11,948	51,832	47,744
Same-store operating expense	129,894	132,546	541,767	534,649
Hotel EBITDA	$52,209	$53,990	$238,764	$237,454
Hotel EBITDA Margin	28.7%	28.9%	30.6%	30.8%

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

The following tables set forth the components of our Hotel EBITDA for our same-store hotels (dollars in thousands):

	Three months ended December 31, 2016
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments	Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$3,486	$894	$—	$523	$—	$1,417	40.6%
DoubleTree Suites by Hilton Austin	3,608	1,096	(242)	469	130	1,453	40.3%
Embassy Suites Birmingham	2,476	251	—	400	297	948	38.3%
The Fairmont Copley Plaza, Boston	15,602	537	—	2,233	332	3,102	19.9%
Wyndham Boston Beacon Hill	5,528	1,363	—	989	—	2,352	42.5%
Embassy Suites Boston-Marlborough	2,387	271	—	290	—	561	23.5%
Sheraton Burlington Hotel & Conference Center	3,857	703	—	619	—	1,322	34.3%
The Mills House Wyndham Grand Hotel, Charleston	4,571	1,083	66	634	171	1,954	42.7%
Embassy Suites Dallas-Love Field	2,532	264	—	366	—	630	24.9%
Embassy Suites Deerfield Beach-Resort & Spa	3,768	310	2	463	398	1,173	31.1%
Embassy Suites Fort Lauderdale 17th Street	5,658	673	—	694	447	1,814	32.1%
Wyndham Houston-Medical Center Hotel & Suites	2,772	614	(19)	538	—	1,133	40.9%
Embassy Suites Los Angeles-International Airport/South	5,110	1,033	—	629	195	1,857	36.3%
Embassy Suites Mandalay Beach-Hotel & Resort	4,546	733	—	774	—	1,507	33.2%
Embassy Suites Miami-International Airport	3,954	428	—	459	—	887	22.4%
Embassy Suites Milpitas-Silicon Valley	4,488	1,418	—	303	—	1,721	38.3%
Embassy Suites Minneapolis-Airport	3,167	208	—	386	473	1,067	33.7%
Embassy Suites Myrtle Beach-Oceanfront Resort	3,522	(619)	275	653	—	309	8.8%
Hilton Myrtle Beach Resort	2,999	(1,020)	326	893	—	199	6.6%
Embassy Suites Napa Valley	4,101	892	—	494	345	1,731	42.2%
Wyndham New Orleans-French Quarter	4,005	1,325	—	717	—	2,042	51.0%
Morgans New York	3,131	146	95	503	—	744	23.8%
Royalton New York	5,980	(121)	128	596	—	603	10.1%
Embassy Suites Orlando-International Drive South/Convention Center	2,116	190	—	284	—	474	22.4%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	3,191	136	—	771	—	907	28.4%
Wyndham Philadelphia Historic District	4,396	1,006	—	721	—	1,727	39.3%
Sheraton Philadelphia Society Hill Hotel	6,346	746	—	970	—	1,716	27.0%
Embassy Suites Phoenix-Biltmore	2,338	296	—	431	—	727	31.1%
Wyndham Pittsburgh University Center	2,853	515	—	501	—	1,016	35.6%
Wyndham San Diego Bayside	7,426	405	—	1,566	—	1,971	26.5%
Embassy Suites San Francisco Airport-South San Francisco	5,762	1,510	—	437	—	1,947	33.8%
Embassy Suites San Francisco Airport-Waterfront	6,761	1,477	3	770	—	2,250	33.3%
Holiday Inn San Francisco-Fisherman’s Wharf	9,598	420	—	572	—	992	10.3%
San Francisco Marriott Union Square	10,052	815	(1)	1,310	399	2,523	25.1%
Wyndham Santa Monica at the Pier	2,700	1,016	—	269	135	1,420	52.6%
Embassy Suites Secaucus-Meadowlands	3,306	478	1	101	—	580	17.5%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	14,010	1,518	176	1,455	284	3,433	24.5%
	$182,103	$23,010	$810	$24,783	$3,606	$52,209	28.7%

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

	Three months ended December 31, 2015
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments		Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$3,552	$743	$—		$648	$—	$1,391	39.2%
DoubleTree Suites by Hilton Austin	3,516	785	—		484	165	1,434	40.8%
Embassy Suites Birmingham	2,484	241	—		388	303	932	37.5%
The Fairmont Copley Plaza, Boston	15,427	1,163	—		2,172	423	3,758	24.4%
Wyndham Boston Beacon Hill	5,309	944	(4)		991	—	1,931	36.4%
Embassy Suites Boston-Marlborough	2,896	608	—		291	—	899	31.0%
Sheraton Burlington Hotel & Conference Center	3,933	778	—		615	—	1,393	35.4%
The Mills House Wyndham Grand Hotel, Charleston	4,594	910	—		635	224	1,769	38.5%
Embassy Suites Dallas-Love Field	2,917	523	—		336	—	859	29.4%
Embassy Suites Deerfield Beach-Resort & Spa	4,396	644	—		480	404	1,528	34.8%
Embassy Suites Fort Lauderdale 17th Street	5,725	720	—		718	455	1,893	33.1%
Wyndham Houston-Medical Center Hotel & Suites	3,458	881	(19)		545	4	1,411	40.8%
Embassy Suites Los Angeles-International Airport/South	4,591	818	—		645	248	1,711	37.3%
Embassy Suites Mandalay Beach-Hotel & Resort	4,166	585	—		774	7	1,366	32.8%
Embassy Suites Miami-International Airport	4,590	741	—		477	6	1,224	26.7%
Embassy Suites Milpitas-Silicon Valley	4,528	1,411	—		303	—	1,714	37.9%
Embassy Suites Minneapolis-Airport	3,243	173	—		447	481	1,101	34.0%
Embassy Suites Myrtle Beach-Oceanfront Resort	4,021	(74)	—		678	8	612	15.2%
Hilton Myrtle Beach Resort	3,161	(527)	—		845	—	318	10.1%
Embassy Suites Napa Valley	4,305	855	—		516	352	1,723	40.0%
Wyndham New Orleans-French Quarter	4,890	1,745	—		721	—	2,466	50.4%
Morgans New York	3,108	(149)	1		624	—	476	15.3%
Royalton New York	6,236	465	1		575	—	1,041	16.7%
Embassy Suites Orlando-International Drive South/Convention Center	2,705	695	—		272	—	967	35.7%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	3,403	329	—		772	—	1,101	32.4%
Wyndham Philadelphia Historic District	4,575	696	(1)		751	6	1,452	31.7%
Sheraton Philadelphia Society Hill Hotel	6,640	688	—		981	—	1,669	25.1%
Embassy Suites Phoenix-Biltmore	2,656	551	—		440	—	991	37.3%
Wyndham Pittsburgh University Center	2,774	(1,252)	1,628	(1)	518	5	899	32.4%
Wyndham San Diego Bayside	7,194	(31)	—		1,576	—	1,545	21.5%
Embassy Suites San Francisco Airport-South San Francisco	5,918	1,585	—		398	—	1,983	33.5%
Embassy Suites San Francisco Airport-Waterfront	6,406	1,378	—		747	—	2,125	33.2%
Holiday Inn San Francisco-Fisherman’s Wharf	9,426	521	—		430	—	951	10.1%
San Francisco Marriott Union Square	10,089	703	(1)		1,410	509	2,621	26.0%
Wyndham Santa Monica at the Pier	2,378	595	—		291	179	1,065	44.8%
Embassy Suites Secaucus-Meadowlands	3,470	609	—		116	—	725	20.9%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	13,856	1,124	2		1,458	362	2,946	21.3%
	$186,536	$23,174	$1,607		$25,068	$4,141	$53,990	28.9%
* Footnotes on page 22

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

	Year ended December 31, 2016
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments		Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$15,371	$4,009	$—		$2,297	$—	$6,306	41.0%
DoubleTree Suites by Hilton Austin	14,759	3,890	(242)		1,928	657	6,233	42.2%
Embassy Suites Birmingham	10,149	960	1		1,578	1,191	3,730	36.8%
The Fairmont Copley Plaza, Boston	59,099	1,019	(91)		8,827	1,681	11,436	19.4%
Wyndham Boston Beacon Hill	22,821	5,584	—		3,954	—	9,538	41.8%
Embassy Suites Boston-Marlborough	11,193	2,207	—		1,178	—	3,385	30.2%
Sheraton Burlington Hotel & Conference Center	15,020	1,972	—		2,478	—	4,450	29.6%
The Mills House Wyndham Grand Hotel, Charleston	20,538	5,439	66		2,529	865	8,899	43.3%
Embassy Suites Dallas-Love Field	10,948	1,715	—		1,423	—	3,138	28.7%
Embassy Suites Deerfield Beach-Resort & Spa	17,405	2,609	2		1,887	1,593	6,091	35.0%
Embassy Suites Fort Lauderdale 17th Street	23,081	3,074	1		2,809	1,792	7,676	33.3%
Wyndham Houston-Medical Center Hotel & Suites	13,278	3,798	(76)		2,173	—	5,895	44.4%
Embassy Suites Los Angeles-International Airport/South	22,483	5,402	—		2,535	986	8,923	39.7%
Embassy Suites Mandalay Beach-Hotel & Resort	21,875	5,566	—		3,090	—	8,656	39.6%
Embassy Suites Miami-International Airport	17,587	2,566	—		1,849	—	4,415	25.1%
Embassy Suites Milpitas-Silicon Valley	18,671	6,058	—		1,207	—	7,265	38.9%
Embassy Suites Minneapolis-Airport	13,959	1,494	1		1,687	1,893	5,075	36.4%
Embassy Suites Myrtle Beach-Oceanfront Resort	22,754	3,249	508		2,639	—	6,396	28.1%
Hilton Myrtle Beach Resort	21,562	3,364	326		3,511	—	7,201	33.4%
Embassy Suites Napa Valley	17,227	3,676	1		2,038	1,384	7,099	41.2%
Wyndham New Orleans-French Quarter	16,163	4,478	—		2,880	—	7,358	45.5%
Morgans New York	10,411	(22,653)	20,612	(2)	2,415	—	374	3.6%
Royalton New York	20,021	(3,074)	565		2,349	—	(160)	(0.8)%
Embassy Suites Orlando-International Drive South/Convention Center	9,743	1,618	—		1,099	—	2,717	27.9%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	12,894	429	—		3,088	—	3,517	27.3%
Wyndham Philadelphia Historic District	19,117	4,219	10		2,932	—	7,161	37.5%
Sheraton Philadelphia Society Hill Hotel	26,906	4,016	—		3,897	—	7,913	29.4%
Embassy Suites Phoenix-Biltmore	11,038	2,207	—		1,731	—	3,938	35.7%
Wyndham Pittsburgh University Center	11,770	1,823	3		2,043	—	3,869	32.9%
Wyndham San Diego Bayside	31,589	3,092	—		6,253	—	9,345	29.6%
Embassy Suites San Francisco Airport-South San Francisco	24,348	7,136	—		1,681	—	8,817	36.2%
Embassy Suites San Francisco Airport-Waterfront	27,655	5,744	856		3,046	—	9,646	34.9%
Holiday Inn San Francisco-Fisherman’s Wharf	43,483	5,062	—		2,090	—	7,152	16.4%
San Francisco Marriott Union Square	43,662	6,072	(106)		5,314	2,022	13,302	30.5%
Wyndham Santa Monica at the Pier	12,619	5,163	1		1,100	682	6,946	55.0%
Embassy Suites Secaucus-Meadowlands	13,130	1,747	2		444	—	2,193	16.7%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	56,202	5,093	590		5,749	1,437	12,869	22.9%
	$780,531	$99,823	$23,030		$99,728	$16,183	$238,764	30.6%
* Footnotes on page 22

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

	Year Ended December 31, 2015
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments		Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$14,923	$3,534	$—		$2,573	$—	$6,107	40.9%
DoubleTree Suites by Hilton Austin	14,739	3,855	—		1,953	424	6,232	42.3%
Embassy Suites Birmingham	10,019	932	1		1,567	1,208	3,708	37.0%
The Fairmont Copley Plaza, Boston	58,136	2,894	—		8,677	1,084	12,655	21.8%
Wyndham Boston Beacon Hill	23,463	5,295	(4)		4,028	—	9,319	39.7%
Embassy Suites Boston-Marlborough	12,086	2,837	—		1,162	—	3,999	33.1%
Sheraton Burlington Hotel & Conference Center	14,486	1,791	—		2,416	—	4,207	29.0%
The Mills House Wyndham Grand Hotel, Charleston	19,548	4,395	22		2,496	900	7,813	40.0%
Embassy Suites Dallas-Love Field	12,123	2,510	—		1,354	—	3,864	31.9%
Embassy Suites Deerfield Beach-Resort & Spa	18,377	3,047	—		2,055	1,615	6,717	36.6%
Embassy Suites Fort Lauderdale 17th Street	22,332	2,532	1		2,939	1,817	7,289	32.6%
Wyndham Houston-Medical Center Hotel & Suites	14,401	3,941	(69)		2,164	214	6,250	43.4%
Embassy Suites Los Angeles-International Airport/South	19,925	4,896	—		2,611	636	8,143	40.9%
Embassy Suites Mandalay Beach-Hotel & Resort	19,897	4,048	24		3,176	380	7,628	38.3%
Embassy Suites Miami-International Airport	18,725	2,804	20		1,945	315	5,084	27.2%
Embassy Suites Milpitas-Silicon Valley	18,295	5,845	—		1,231	—	7,076	38.7%
Embassy Suites Minneapolis-Airport	13,809	1,316	1		1,832	1,920	5,069	36.7%
Embassy Suites Myrtle Beach-Oceanfront Resort	22,277	3,077	24		2,854	376	6,331	28.4%
Hilton Myrtle Beach Resort	21,434	3,940	—		3,373	—	7,313	34.1%
Embassy Suites Napa Valley	17,145	3,608	(25)		2,075	1,403	7,061	41.2%
Wyndham New Orleans-French Quarter	16,627	3,586	537		2,852	529	7,504	45.1%
Morgans New York	10,345	(2,281)	1		2,482	—	202	2.0%
Royalton New York	20,874	(1,388)	1		2,270	—	883	4.2%
Embassy Suites Orlando-International Drive South/Convention Center	11,229	2,521	—		1,100	—	3,621	32.2%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	12,683	295	—		3,166	—	3,461	27.3%
Wyndham Philadelphia Historic District	17,571	2,131	18		3,087	293	5,529	31.5%
Sheraton Philadelphia Society Hill Hotel	25,204	2,697	—		3,979	—	6,676	26.5%
Embassy Suites Phoenix-Biltmore	11,155	1,590	276		1,825	279	3,970	35.6%
Wyndham Pittsburgh University Center	12,004	(221)	1,644	(1)	2,119	256	3,798	31.6%
Wyndham San Diego Bayside	31,717	2,087	—		6,400	—	8,487	26.8%
Embassy Suites San Francisco Airport-South San Francisco	24,471	7,476	—		1,625	—	9,101	37.2%
Embassy Suites San Francisco Airport-Waterfront	26,572	10,047	(3,717)	(3)	2,978	—	9,308	35.0%
Holiday Inn San Francisco-Fisherman’s Wharf	43,067	5,972	—		1,678	—	7,650	17.8%
San Francisco Marriott Union Square	42,321	5,698	1,062	(4)	5,655	2,472	14,887	35.2%
Wyndham Santa Monica at the Pier	11,293	3,962	24		1,137	812	5,935	52.6%
Embassy Suites Secaucus-Meadowlands	14,127	2,710	5		521	—	3,236	22.9%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	54,703	4,622	2		5,790	927	11,341	20.7%
	$772,103	$118,601	$(152)		$101,145	$17,860	$237,454	30.8%
The following are footnotes to the Hotel EBITDA tables on pages 20 - 22:
(1) Amount primarily represents an adjustment to straight-line expense from prior years for a ground lease associated with this hotel.
(2) Amount primarily represents an impairment.
(3) Amount represents net revenue attributable to a favorable settlement of a commercial dispute.
(4) Amount primarily represents debt extinguishment charges.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Reconciliation of Same-store Operating Revenue and Same-store Operating Expense to Total Revenue, Total Operating Expense and Operating Income
(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Same-store operating revenue	$182,103	$186,536	$780,531	$772,103
Other revenue	495	741	4,136	7,883
Revenue from hotels disposed and recently opened (a)	13,325	19,027	82,287	106,268
Total revenue	195,923	206,304	866,954	886,254
Same-store operating expense	129,894	132,546	541,767	534,649
Consolidated hotel lease expense(b)	1,248	1,345	4,896	7,107
Unconsolidated taxes, insurance and lease expense	(498)	(512)	(1,983)	(2,194)
Lease adjustment	—	1,628	—	1,628
Corporate expenses	6,346	7,508	27,037	27,283
Depreciation and amortization	27,414	28,942	114,054	114,452
Impairment	—	—	26,459	20,861
Expenses from hotels disposed and recently opened(a)	9,133	18,320	63,802	90,276
Other expenses	2,189	1,033	12,740	12,479
Total operating expense	175,726	190,810	788,772	806,541
Operating income	$20,197	$15,494	$78,182	$79,713

(a)
We include the operating performance for hotels in continuing operations in our Consolidated Statements of Operations. However, for purposes of our non-GAAP reporting metrics, we have excluded the results of these hotels to provide a meaningful same-store comparison.

(b)
Consolidated hotel lease expense represents the percentage lease expense of our 51%-owned operating lessees. The offsetting percentage lease revenue is included in equity in income from unconsolidated entities.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Reconciliation of Forecasted Net Income Attributable to FelCor to Forecasted Adjusted FFO
and Adjusted EBITDA
(in millions, except per share data)

	Full Year 2017 Guidance
	Low		High
	Dollars	Per Share Amount(a)	Dollars	Per Share Amount(a)
Net income attributable to FelCor(b)	$33.9		$40.4
Preferred dividends	(25.1)		(25.1)
Net income attributable to FelCor common stockholders	8.8	$0.06	15.3	$0.11
Depreciation(c)	105.8		108.8
Noncontrolling interests in FelCor LP	—		0.1
FFO and Adjusted FFO*	$114.6	$0.83	$124.2	$0.90

Net income attributable to FelCor(b)	$33.9		$40.4
Depreciation(c)	105.8		108.8
Noncontrolling interests in FelCor LP	—		0.1
Interest expense(c)	76.3		78.5
Income tax	0.9		0.9
Preferred distributions - consolidated joint venture	1.2		1.4
EBITDA*	$218.1		$230.1
Amortization of fixed stock and directors’ compensation	5.9		5.9
Adjusted EBITDA*	$224.0		$236.0

(a)	Weighted average shares are 138.6 million.

(b)	Excludes any gains or losses on future asset or capital transactions.

(c)	Includes pro rata portion of unconsolidated entities.

*	FFO, Adjusted FFO, EBITDA and Adjusted EBITDA are attributable to FelCor common stockholders and FelCor LP unitholders other than FelCor.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income (loss) attributable to FelCor as a measure of our operating performance.
FFO and EBITDA
The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”) as net income or loss attributable to parent (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation, amortization and impairment losses. FFO for unconsolidated partnerships and joint ventures is calculated on the same basis. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is a commonly used measure of performance in many industries. We define EBITDA as net income or loss attributable to parent (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.
Adjustments to FFO and EBITDA
We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional items provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, and Adjusted EBITDA when combined with GAAP net income attributable to FelCor, EBITDA and FFO, is beneficial to an investor’s understanding of our operating performance.

•
Gains and losses related to extinguishment of debt and interest rate swaps - We exclude gains and losses related to extinguishment of debt and interest rate swaps from Adjusted FFO and Adjusted EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

•
Cumulative effect of a change in accounting principle - Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.

•
Other expenses and costs - From time to time, we incur expenses or transaction costs that are not indicative of ongoing operating performance. Such costs include, but are not limited to, conversion costs, acquisition costs, pre-opening costs, severance costs and certain non-cash adjustments. We exclude these costs from the calculation of Adjusted FFO and Adjusted EBITDA.

•
Variable stock compensation - We exclude the cost associated with our variable stock compensation. This cost is subject to volatility related to the price and dividends of our common stock that does not necessarily correspond to our operating performance.

In addition, to derive Adjusted EBITDA, we exclude gains or losses on the sale of depreciable assets and impairment losses because including them in EBITDA is inconsistent with reporting the ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets and impairment losses represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA. We also exclude the amortization of our fixed stock and directors’ compensation, which is included in corporate expenses and is not separately stated on our statements of operations. Excluding amortization of our fixed stock and directors’ compensation maintains consistency with the EBITDA definition.
Hotel EBITDA and Hotel EBITDA Margin
Hotel EBITDA and Hotel EBITDA margin are commonly used measures of performance in the hotel industry and give investors a more complete understanding of the operating results over which our individual hotels and brands/managers have direct control. We believe that Hotel EBITDA and Hotel EBITDA margin are useful to investors by providing greater transparency with respect to two significant measures that we use in our financial and operational decision-making. Additionally, using these measures facilitates comparisons with other hotel REITs and hotel owners. We present Hotel EBITDA and Hotel EBITDA margin in a manner consistent with Adjusted EBITDA, however, we also eliminate all revenues and expenses from continuing operations not directly associated with hotel operations, including other income and corporate-level expenses. We eliminate these additional items because we believe property-level results provide investors with supplemental information regarding the ongoing operational performance of our hotels and the effectiveness of management on a property-level basis. We also eliminate consolidated percentage rent paid to unconsolidated entities, which is effectively eliminated by noncontrolling interests and equity in income from unconsolidated subsidiaries, and include the cost of unconsolidated taxes, insurance and lease expense, to reflect the entire operating costs applicable to our consolidated hotels. Hotel EBITDA and Hotel EBITDA margins are presented on a same-store basis.

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FelCor Lodging Trust Incorporated Fourth Quarter 2016 Operating Results
February 23, 2017

Use and Limitations of Non-GAAP Measures
We use FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-store Adjusted EBITDA, Hotel EBITDA and Hotel EBITDA margin to evaluate the performance of our hotels and to facilitate comparisons between us and other hotel REITs, hotel owners who are not REITs and other capital intensive companies. We use Hotel EBITDA and Hotel EBITDA margin in evaluating hotel-level performance and the operating efficiency of our hotel managers.
The use of these non-GAAP financial measures has certain limitations. As we present them, these non-GAAP financial measures may not be comparable to similar non-GAAP financial measures as presented by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, and the usefulness of our non-GAAP financial measures.
These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on any single financial measure.

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